UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 26, 2005
NATURADE, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction	33-7106-A	23-2442709
of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

14370 Myford Road, Irvine, California	92606
(Address of principal executive offices)	(Zip Code)
(714) 573-4800
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 10.5
EXHIBIT 10.6
EXHIBIT 10.7
EXHIBIT 99.1

Item 1.01. Entry into a Material Definitive Agreement.
     The transactions contemplated by the Security and Purchase Agreement and the other agreements described below were consummated on July 26, 2005.
Security and Purchase Agreement
     On July 26, 2005, Naturade, Inc. (the “Company”) entered into a Security and Purchase Agreement (the “Agreement”), by and between the Company and Laurus Master Fund, Ltd. (“Laurus”), pursuant to which:
•	Laurus provided the Company a $4,000,000 convertible financing facility composed of a $3,000,000 revolving facility and a $1,000,000 term facility. The indebtedness under the facility can be converted to the Company’s Common Stock at $0.80 per share, subject to mutually agreed upon amounts of the facility that may be converted from time to time and subject to certain provisions regarding the maximum amount of Common Stock that can be held by Laurus at any given time.

•	Indebtedness under the revolving facility are based upon 35% of eligible inventory and 90% of eligible accounts receivable.

•	The financing facility has a term of three years ending on July 26, 2008 and carries an interest rate of prime plus 2% per annum (8.25% at July 28, 2005), subject to certain reductions based upon growth of the Company’s stock price.

•	The term loan is guaranteed by Peter H. Pocklington and will be repaid in 33 equal installments of $30,303 commencing November 1, 2005.

•	The Company is subject to certain reporting covenants such as the timely filing of financial reports with the Securities and Exchange Commission, monthly financial reporting deadlines and collateral reporting.

•	The loans are secured by all of the assets of the Company.
     A copy of the Agreement is attached as Exhibit 10.1.
     Naturade used a portion of the proceeds of the facility to pay off its current bank credit facility and will utilize the remainder for working capital and future acquisitions.
     In consideration for entering into the Agreement, the Company issued to Laurus an option (the “Laurus Option”) and a warrant (the “Laurus Warrant”) to purchase shares of the Company’s Common Stock (subject to certain provisions to protect against dilution). The Laurus Option entitles the holder to purchase up to 8,721,375 shares of Common Stock, subject to certain limitations on the amount of Common Stock held by Laurus, at a purchase price of $0.001 per share at any time on or after July 26, 2005. A copy of the Laurus Option is attached as Exhibit 10.2. The Laurus Warrant entitles the holder to purchase up to 1,500,000 shares of Common Stock at a purchase price of $0.80 per share at any time on or after July 26, 2005 and on or before July 26, 2010. A copy of the Laurus Warrant is attached as Exhibit 10.3. The exercise price of the Laurus Option and the Laurus Warrant may be paid, at the option of Laurus, by the cancellation of indebtedness under the financing facility.
     In conjunction with the Agreement, Health Holdings and Botanicals, LLP, Bill D. Stewart and David A. Weil extended the term of the Secured Promissory Notes issued to them pursuant to that certain Loan Agreement dated April 23, 2003, from December 31, 2005 to December 31, 2006.
Registration Rights Agreement
     On July 26, 2005, the Company and Laurus entered into a Registration Rights Agreement providing Laurus with certain rights to require the Company to register the Common Stock held by them or issuable to them upon the conversion of the term loan and revolving loan held by them or the exercise of the Laurus Warrant or the Laurus Option. A copy of the Registration Rights Agreement is attached as Exhibit 10.6. Under this agreement, the Company must file a registration statement within 30 days of closing and have it effective within 120 days of closing covering the sale of such shares of Common Stock or it will be in default of covenants under the Agreement. In addition, Laurus and certain of their transferees will have the right to require the Company to file a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), for any future conversions not covered under the initial registration statement covering the sale of such shares of Common Stock.
     On or prior to each filing date, the Company shall prepare and file with the Securities and Exchange Commission a registration statement covering the registrable securities for a selling stockholder resale offering to be made on a continuous basis pursuant to Rule 415. Each registration statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the registrable securities on Form S-3, in which case such registration shall be on another appropriate form). The Company shall cause each registration statement to become effective and remain effective as provided therein. The Company shall use its reasonable commercial efforts to cause each registration statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event no later than the “Effectiveness Date”. The “Effectiveness Date” means, (i) with respect to the registration statement required to be filed in connection with the Secured Convertible Term Note (Exhibit 10.4), Secured Convertible Minimum Borrowing Note (Exhibit 10.7), Laurus Warrant and Laurus Option issued on the initial funding date under the Agreement, a date no later than one hundred twenty (120) days following such initial funding date and (ii) with respect to each additional registration statement required to be filed hereunder, a date no later than thirty (30) days following the applicable filing date.
     The Company shall use its reasonable commercial efforts to keep each registration statement continuously effective under the Securities Act until the date which is the earlier date of when (i) all registrable securities covered by such registration statement have been sold or (ii) all registrable securities covered by such registration statement may be sold immediately without registration under the Securities Act and without volume restrictions pursuant to Rule 144(k), as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the affected holders (each, an “Effectiveness Period”).
     If: (i) any registration statement is not filed on or prior to the applicable filing date for such registration statement; (ii) a registration statement filed hereunder is not declared effective by the Securities and Exchange Commission by the applicable Effectiveness Date; (iii) after a Registration statement is filed with and declared effective by the Commission, a Discontinuation Event (as hereafter defined) shall occur and be continuing, or such registration statement ceases to be effective (by suspension or otherwise) as to all registrable securities to which it is required to relate at any time prior to the expiration of the Effectiveness Period applicable to such Registration statement (without being succeeded immediately by an additional registration statement filed and declared effective), for a period of time which shall exceed 30 days in the aggregate per year or more than 20 consecutive calendar days (defined as a period of 365 days commencing on the date such registration statement is declared effective); or (iv) the Common Stock is not listed or quoted, or is suspended from trading on any Trading Market (as defined) for a period of three (3) consecutive trading days (provided the Company shall not have been able to cure such trading suspension within 30 days of the notice thereof or list the Common Stock on another trading market); (any such failure or breach being referred to as an “Event,” and for purposes of clause (i) or (ii) the date on which such Event occurs, or for purposes of clause (iii) the date which such 30 day or 20 consecutive day period (as the case may be) is exceeded, or for purposes of clause (iv) the date on which such three (3) trading day period is exceeded, being referred to as “Event Date”), then as partial relief for the damages to Laurus by reason of the occurrence of any such Event (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to the Laurus for each day that an Event has occurred and is continuing, an amount in cash equal to one-thirtieth (1/30th) of the product of: (A) the then outstanding principal amount of the Secured Convertible Minimum Borrowing Note multiplied by (B) 0.02. In the event the Company fails to make any payments pursuant to this Section 2(b) in a timely manner, such payments shall bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full.
Item 7.01. Regulation FD Disclosure.
     On July 27, 2005, the Company issued a press release announcing the transactions described in this Report. A copy of the press release is attached as Exhibit 99.1 to this Report and is incorporated in this Item 7.01 by reference.
     The information contained, or incorporated by reference, in this Item 7.01 will not be treated as “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in Item 7.01 of this Report
     The furnishing of the information in this Item 7.01 is not intended to, and does not, constitute a representations of representation that such furnishings is required by Regulation FD or that the information this Report contains is material investor information that is not otherwise publicly available.

Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit
Number	Description
10.1	Security and Purchase Agreement, by and between Laurus Master Fund, Ltd. and Naturade, Inc., dated July 26, 2005.

10.2	Common Stock Purchase Option dated as of July 26, 2005, entitling Laurus Master Fund, Ltd. to purchase up to 8,721,375 shares of Common Stock at $0.001 per share.

10.3	Common Stock Purchase Warrant dated as of July 26, 2005, entitling Laurus Master Fund, Ltd. to purchase up to 1,500,000 shares of Common Stock at $0.80 per share.

10.4	Secured Convertible Term Note in the amount of $1,000,000, by and between Laurus Master Fund, Ltd. and Naturade, Inc., dated July 26, 2005.

10.5	Secured Revolving Note in the amount of $3,000,000, by and between Laurus Master Fund, Ltd. and Naturade, Inc., dated July 26, 2005.

10.6	Registration Rights Agreement dated as of July 26, 2005, by and between Naturade, Inc. and Laurus Master Fund, Ltd.

10.7	Secured Convertible Minimum Borrowing Note in the amount of $500,000, by and between Laurus Master Fund, Ltd. and Naturade, Inc., dated July 26, 2005.

99.1	Press release dated July 28, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATURADE, INC.

Date: August 1, 2005	By	/s/ Stephen M. Kasprisin

Stephen M. Kasprisin,
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Security and Purchase Agreement, by and between Laurus Master Fund, Ltd. and Naturade, Inc., dated July 26, 2005.

10.2	Common Stock Purchase Option dated as of July 26, 2005, entitling Laurus Master Fund, Ltd. to purchase up to 8,721,375 shares of Common Stock at $0.001 per share.

10.3	Common Stock Purchase Warrant dated as of July 26, 2005, entitling Laurus Master Fund, Ltd. to purchase up to 1,500,000 shares of Common Stock at $0.80 per share.

10.4	Secured Convertible Term Note in the amount of $1,000,000, by and between Laurus Master Fund, Ltd. and Naturade, Inc., dated July 26, 2005.

10.5	Secured Revolving Note in the amount of $3,000,000, by and between Laurus Master Fund, Ltd. and Naturade, Inc., dated July 26, 2005.

10.6	Registration Rights Agreement dated as of July 26, 2005, by and between Naturade, Inc. and Laurus Master Fund, Ltd.

10.7	Secured Convertible Minimum Borrowing Note in the amount of $500,000, by and between Laurus Master Fund, Ltd. and Naturade, Inc., dated July 26, 2005.

99.1	Press release dated July 28, 2005.